Exhibit 10.182

AMENDMENT
TO
CALIFORNIACARE MEDICAL SERVICES AGREEMENT
BETWEEN
BLUE CROSS OF CALIFORNIA
AND
GATEWAY MEDICAL GROUP

This Amendment to the CaliforniaCare Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California, and will be effective as of July 1, 2000 between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Gateway Medical Group (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement, as may have been amended (“Agreement”).

B.                                     The parties now desire to amend the Agreement.

NOW, THEREFORE, IT IS AGREED:

1.                                       Mental Health Parity Services

A.                                   Definitions; Self-Referral; Covered Medical Services

(1)                                  The following Sections 2.09.1 and 2.37.1 are hereby added to Article II of the Agreement:

2.09.1                  “BLUE CROSS Services” means all CALIFORNIACARE Covered Medical Services which are designated in this Agreement or in the Division of Financial Responsibility as BLUE CROSS Services.  BLUE CROSS shall be financially responsible for BLUE CROSS Services provided that they have been authorized by BLUE CROSS.

2.37.1                  “Mental Health Parity Services” means those mental health services related to the diagnosis and Medically Necessary treatment of “severe mental illnesses” and “serious emotional disturbances of a child,” as such terms are defined in Section 1374.72 of the California Health and Safety Code.

(2)                                  The following Section 4.02.1 is hereby added to Article IV of the Agreement:

4.02.1                  Notwithstanding Section 4.02H herein, PARTICIPATING MEDICAL GROUP shall allow Members to “self-refer” to PARTICIPATING MEDICAL GROUP’s mental health providers, as permitted in the applicable Benefit Agreement.  “Self-refer” means that Members may visit mental health providers on PARTICIPATING MEDICAL GROUP’s panel of providers without a referral from the Member’s Primary Care Physician or other prior authorization from PARTICIPATING MEDICAL GROUP’s Utilization Management Program.

Services to be provided during the Member’s self-referral visit(s) shall, at a minimum, include office-based consultation, evaluation and diagnosis.  Any services provided in addition and/or subsequent to the foregoing shall be provided to the Member in accordance with PARTICIPATING MEDICAL GROUP’s existing referral, authorization and treatment protocols and procedures and the Operations Manual.

(3)                                  Section II of Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

II.                                     Psychiatric Care Benefits

Care shall be provided for (i) short-term evaluation of the Member’s condition when such care is ordered by the attending PARTICIPATING MEDICAL GROUP Physician and (ii) the diagnosis and medically necessary treatment of “severe mental illnesses” and “serious emotional disturbances of a child” as such terms are defined in California Health and Safety Code Section 1374.72.  Copayments and limitations are as set forth in the Member’s Benefit Agreement.  This care shall not include visits for psychoanalysis.

B.                                     BLUE CROSS Services and the Division of Financial Responsibility

BLUE CROSS shall authorize and arrange for the provision of BLUE CROSS Services to a Member once diagnosed with a “several mental illness” or “serious emotional disturbance of a child”, as such terms are defined in Section 1374.72 of the California Health and Safety Code.

Exhibit A(1) of the Agreement is hereby amended to delete in its entirety the category of “Mental Health Services” and all provisions thereunder concerning financial responsibility for the professional and facility components thereof and to replace them with the following:

List of Benefits/Services	Capitation	Non Capitated	BLUE CROSS

MENTAL HEALTH NON-PARITY SERVICES
•Inpatient Facility Component	***	***	***
•Inpatient Professional Component	***	***	***
•Outpatient Professional Component	***	***	***

MENTAL HEALTH PARITY SERVICES
•Inpatient Facility Component	***	***	***
•Inpatient Professional Component	***	***	***
•Outpatient Professional Component	***	***	***

II.                                     Financial Solvency

A.                                   Section 4.06 of the Agreement is hereby amended to add the following sentence to the beginning of such Section:

PARTICIPATING MEDICAL GROUP agrees to provide financial information to BLUE CROSS or its designated agent and to meet any other financial requirements that assist BLUE CROSS in maintaining the financial viability of its arrangements for the provision of health care services in the manner described in Section 1375.4 of the California Health and Safety Code and applicable regulations.

B.                                     The following Sections 4.13.1 and 4.13.2 are hereby added to Article IV of the Agreement;

4.13.1                  Notwithstanding any other provision in this Agreement, BLUE CROSS shall pay all risk settlements owed to PARTICIPATING MEDICAL GROUP no later than 180 days after the close of BLUE CROSS' fiscal year.

4.13.2                  The parties agree that the financial risk provisions of this Agreement have been negotiated and agreed to by BLUE CROSS and PARTICIPATING MEDICAL GROUP.

C.                                     The following Section 5.14.1 is hereby added to Article V of the Agreement:

5.14.1                  To disclose information to PARTICIPATING MEDICAL GROUP that enables PARTICIPATING MEDICAL GROUP to be informed regarding the financial risk assumed under this Agreement, as required in California Health and Safety Code Section 1375.4 and applicable regulations.

III.                                 BLUE CROSS Managed Care Network

A.                                   Section 4.10E of the Agreement is hereby amended to add the following paragraph to the beginning of such Section.

BLUE CROSS will comply with all requirements of California Health and Safety Code Section 1395.6.  The BLUE CROSS Managed Care Network may be sold, leased, transferred or conveyed to Affiliates or Other Payors, which may include workers’ compensation insurers or automobile insurers.  BLUE CROSS will disclose upon initial signing of this Agreement and within 30 days of receipt of a written request from PARTICIPATING MEDICAL GROUP a summary of all Other Payors and Affiliates currently eligible to pay the negotiated rates under this Agreement as a result of their arrangement with BLUE CROSS.  BLUE CROSS requires such Affiliates and Other Payors to actively encourage Covered Persons to use network participating providers when obtaining medical care through the use of one or more of the following: reduced copayments, reduced deductibles, premium discounts directly attributable to the use of a participating provider, financial penalties directly attributable to the non-use of a participating provider, providing Covered Persons with the names, addresses and phone numbers of participating providers in advance of their selection of a health care provider through the use of provider directories, toll-free telephone numbers and internet web site addresses.  In the event BLUE CROSS enters into an arrangement with an Other Payor or Affiliate that does not require such active encouragement of the use of the BLUE CROSS Managed Care Network, PARTICIPATING MEDICAL GROUP shall be allowed to decline to provide services to such Other Payor or Affiliate.

IV.                                 Utilization Management

A.                                   Section 4.05C of the Agreement is hereby amended and replaced in its entirety with the following:

4.05C PARTICIPATING MEDICAL GROUP shall:

(1)                                  Make available to BLUE CROSS all minutes and notes from any and all Utilization Management Committees and/or activities which relate to Members.

(2)                                  Make available to BLUE CROSS upon request all composite Utilization Management data which include Members in the composite data set and provide such detail as is available regarding those Members.

(3)                                  Provide the BLUE CROSS Medical Director  (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The BLUE CROSS Medical Director shall notify PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

(4)                                  Comply with all applicable laws and regulations concerning utilization management criteria and processes, including, without limitation, California Health and Safety Code Sections 1363.5 and 1367.01.

Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of this Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		GATEWAY MEDICAL GROUP

Signature		Signature

Print Name		Print Name

Title	Date	Title	Date

AMENDMENT

TO

CALIFORNIACARE MEDICAL SERVICES AGREEMENT

BETWEEN

BLUE CROSS OF CALIFORNIA

AND

GATEWAY MEDICAL GROUP

This Amendment to the CaliforniaCare Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California and will be effective as of July 1, 2000 between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Gateway Medical Group (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement, as may have been amended (“Agreement”).

B.                                     The parties now desire to amend the Agreement.

NOW, THEREFORE, IT IS AGREED:

I.                                         Mental Health Parity Services

A.                                   Definitions; Self-Referral; Covered Medical Services

(1)                                  The following Sections 2.09.1 and 2.37.1 are hereby added to Article II of the Agreement:

2.09.1                  “BLUE CROSS Services”  means all CALIFORNIACARE Covered Medical Services which are designated in this Agreement or in the Division of Financial Responsibility as BLUE CROSS Services.  BLUE CROSS shall be financially responsible for BLUE CROSS Services provided that they have been authorized by BLUE CROSS.

2.37.1                  “Mental Health Parity Services”  means those mental health services related to the diagnosis and Medically Necessary treatment of “severe mental illnesses” and “serious emotional disturbances of a child,” as such terms are defined in Section 1374.72 of the California Health and Safety Code.

(2)                                  The following Section 4.02.1 is hereby added to Article IV of the Agreement:

4.02.1                  Notwithstanding Section 4.02H herein, PARTICIPATING MEDICAL GROUP shall allow Members to “self-refer” to PARTICIPATING MEDICAL GROUP’s mental health providers, as permitted in the applicable Benefit Agreement.  “Self-refer” means that Members may visit mental health providers on PARTICIPATING MEDICAL GROUP’s panel of providers without a referral from the Member’s Primary Care Physician or other prior authorization from PARTICIPATING MEDICAL GROUP’s Utilization Management Program.

Services to be provided during the Member’s self-referral visit(s) shall, at a minimum, include office-based consultation, evaluation and diagnosis.  Any services provided in addition and/or subsequent to the foregoing shall be provided to the Member in accordance with PARTICIPATING MEDICAL GROUP’s existing referral, authorization and treatment protocols and procedures and the Operations Manual.

(3)                                  Section II of Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

1

II.                                     Psychiatric Care Benefits

Care shall be provided for (i) short-term evaluation of the Member’s condition when such care is ordered by the attending PARTICIPATING MEDICAL GROUP Physician and (ii) the diagnosis and medically necessary treatment of “severe mental illnesses” and “serious emotional disturbances of a child” as such terms are defined in California Health and Safety Code Section 1374.72. Copayments and limitations are as set forth in the Member’s Benefit Agreement.  This care shall not include visits for psychoanalysis.

B.                                     BLUE CROSS Services and the Division of Financial Responsibility

BLUE CROSS shall authorize and arrange for the provision of BLUE CROSS Services to a Member once diagnosed with a “severe mental illness” or “serious emotional disturbance of a child”, as such terms are defined in Section 1374.72 of the California Health and Safety Code.

Exhibit A(1) of the Agreement is hereby amended to delete in its entirety the category of “Mental Health Services” and all provisions thereunder concerning financial responsibility for the professional and facility components thereof and to replace them with the following:

List of Benefits/Services	Capitation	Non Capitated	BLUE CROSS

MENTAL HEALTH NON-PARITY SERVICES
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Professional Component	***	***	***

MENTAL HEALTH PARITY SERVICES
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Professional Component	***	***	***

II.                                     Financial Solvency

A.                                   Section 4.06 of the Agreement is hereby amended to add the following sentence to the beginning of such Section:

PARTICIPATING MEDICAL GROUP agrees to provide financial information to BLUE CROSS or its designated agent and to meet any other financial requirements that assist BLUE CROSS in maintaining the financial viability of its arrangements for the provision of health care services in the manner described in Section 1375.4 of the California Health and Safety Code and applicable regulations.

B.                                     The following Section 4.13.1 and 4.13.2 are hereby added to Article IV of the Agreement:

4.13.1                  Notwithstanding any other provision in this Agreement, BLUE CROSS shall pay all risk settlements owed to PARTICIPATING MEDICAL GROUP no later than 180 days after the close of BLUE CROSS’ fiscal year.

4.13.2                  The parties agree that the financial risk provisions of this Agreement have been negotiated and agreed to by BLUE CROSS and PARTICIPATING MEDICAL GROUP.

C.                                     The following Section 5.14.1 is hereby added to Article V of the Agreement:

5.14.1                  To disclose information to PARTICIPATING MEDICAL GROUP that enables PARTICIPATING MEDICAL GROUP to be informed regarding the financial risk assumed under this Agreement, as required in California Health and Safety Code Section 1375.4 and applicable regulations.

III.                                 BLUE CROSS Managed Care Network

A.                                   Section 4.10E of the Agreement is hereby amended to add the following paragraph to the beginning of such Section:

BLUE CROSS will comply with all requirements of California Health and Safety Code Section 1395.6.  The BLUE CROSS Managed Care Network may be sold, leased, transferred or conveyed to Affiliate or Other Payors, which may include workers’ compensation insurers of automobile insurers.  BLUE CROSS will disclose upon initial signing of this Agreement and within 30 days of receipt of a written request from PARTICIPATING MEDICAL GROUP a summary of all Other Payors and Affiliates currently eligible to pay the negotiated rates under this Agreement as a result of their arrangement with BLUE CROSS.  BLUE CROSS requires such Affiliates and Other Payors to actively encourage Covered Persons to use network participating providers when obtaining medical care through the use of one or more of the following: reduced copayments, reduced deductibles, premium discounts directly attributable to the use of a participating provider, financial penalties directly attributable to the non-use of a participating provider, providing Covered Persons with the names, addresses and phone numbers of participating providers in advance of their selection of a health care provider through the use of provider directories, toll-free telephone numbers and interest web site addresses.  In the event BLUE CROSS enters into an arrangement with an Other Payor or Affiliate that does not require such active encouragement of the use of the BLUE CROSS Managed Care Network, PARTICIPATING MEDICAL GROUP shall be allowed to decline to provide services to such Other Payor or Affiliate.

IV.                                 Utilization Management

A.                                   Section 4.05C of the Agreement is hereby amended and replaced in its entirety with the following:

4.05C PARTICIPATING MEDICAL GROUP shall:

(1)                                  Make available to BLUE CROSS all minutes and notes from any and all Utilization Management Committees and/or activities which relate to Members.

(2)                                  Make available to BLUE CROSS upon-request all composite Utilization Management data which include Members in the composite data set and provide such detail as is available regarding those Members.

(3)                                  Provide the BLUE CROSS Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The BLUE CROSS Medical Director shall notify PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

(4)                                  Comply with all applicable laws and regulations concerning utilization management criteria and processes, including, without limitation, California Health and Safety Code Sections 1363.5 and 1367.01.

Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of this Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		GATEWAY MEDICAL GROUP

Signature		Signature

Print Name		Print Name

Title	Date	Title	Date

EXHIBIT A(1)

CALIFORNIACARE

DIVISION OF FINANCIAL RESPONSIBILITIES

List of Benefits / Services	Capitation	Non- Capitated

ACUPUNCTURE	***	***

AIDS	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

ALLERGY TESTING & TREATMENT	***	***
Professional Component	***	***
Serums	***	***

AMBULANCE: Air or Ground	***	***
In-Area	***	***
Out-of-Area	***	***

AMNIOCENTESIS	***	***
Outpatient Facility Component	***	***
Professional Component	***	***

ANESTHETICS, Administration of	***	***

ARTIFICIAL EYE	***	***

* ARTIFICIAL INSEMINATION	***	***

ARTIFICIAL LIMBS (Prosthetic Device)	***	***

BIOFEEDBACK	***	***

BLOOD AND BLOOD PRODUCTS	***	***
From Blood Bank	***	***
Autologous Blood Donation	***	***

* CHEMICAL DEPENDENCY REHABILITATION	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Facility Component	***	***
Outpatient Professional Component	***	***

*  As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibility have been deleted.

A(1)-1

List of Benefits / Services	Capitation	Non- Capitated

CHEMOTHERAPY DRUGS (intravenously administered)	***	***
Professional Component	***	***
Chemotherapy Drugs	***	***

CHIROPRACTIC (Referred Service only)	***	***

CIRCUMCISION	***	***

COLOSTOMY SUPPLIES	***	***
Inpatient Facility Component	***	***
Outpatient Dispensing	***	***
In Conjunction with Home Health	***	***

DENTAL SERVICES (accidental injury to sound natural teeth and dental work necessary for the construction of non-dental structures)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

DETOXIFICATION	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

* DURABLE MEDICAL EQUIPMENT (DME)	***	***

EMERGENCY ADMISSIONS: In-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMERGENCY ADMISSIONS: Out-of-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMERGENCY ROOM: In-Area	***	***
Facility Component	***	***
Professional Component	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibility have been deleted.

A(1)-2

List of Benefits / Services	Capitation	Non- Capitated

EMERGENCY ROOM: Out-of-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMPLOYMENT PHYSICAL EXAMS	***	***

ENDOSCOPIC STUDIES	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***

EXPERIMENTAL PROCEDURES	***	***

FAMILY PLANNING SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***

FETAL MONITORING	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

GENETIC TESTING	***	***

HEALTH EDUCATION	***	***

** HEALTH EVALUATIONS / PHYSICALS (required by third party or outside agency)	***	***

* HEARING AIDS	***	***

HEARING SCREENING	***	***

HEMODIALYSIS	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***

*                 As set forth in the applicable Benefit Agreement

**          Routine physical examinations or tests which do not directly treat an actual illness, injury or condition unless authorized by a Primary Care Physician, except in no event will any physical examination or test required by employment or governmental authority, or at the request of a third party such as a school camp or sport affiliated organization be covered.

*** All references to division of financial responsibility have been deleted.

A(1)-3

List of Benefits / Services	Capitation	Non- Capitated

HEPATITIS B VACCINE / GAMMA GLOBULIN	***	***

HOME HEALTH (including medications)	***	***

HOSPICE (in lieu of acute inpatient or SNF care)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

HOSPITAL BASED PHYSICIANS	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
General Surgery	***	***
Neonatology	***	***
Nephrology	***	***
Neurology	***	***
Neurosurgery	***	***
Obstetrics / Gynecology	***	***
Orthopedic Surgery	***	***
Pathology	***	***
Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiology	***	***
Radiation Oncology	***	***
Urology	***	***

* HOSPITALIZATION / INPATIENT SERVICES, SUPPLIES & TESTING	***	***
In-Area	***	***
Out-of-Area (Emergency)	***	***

IMMEDIATE CARE - In Area	***	***
Facility Component	***	***
Professional Component	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibility have been deleted.

A(1)-4

List of Benefits / Services	Capitation	Non- Capitated

IMMEDIATE CARE - Out Of Area	***	***
Facility Component	***	***
Professional Component	***	***

IMMUNIZATION SERUMS (pediatric)	***	***

IMMUNIZATION SERUMS (Audit)	***	***

INFANT APNEA MONITOR (DME) (in conjunction with or concurrent with authorized inpatient admission)	***	***

OUTPATIENT INFANT APNEA MONITOR	***	***

* INFERTILITY (Diagnosis / Treatment)	***	***
*Inpatient Facility Component	***	***
*Professional Component	***	***

INFUSION THERAPY	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***
Infused Substances	***	***

INJECTABLE MEDICATIONS: Outpatient (excluding take-home insulin)	***	***

LABORATORY SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***

* LITHOTRIPSY	***	***
Inpatient / Outpatient Hospital Facility Component	***	***
Professional Component	***	***

MAMMOGRAPHY	***	***
Facility Component	***	***
Professional Component	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibility have been deleted.

A(1)-5

List of Benefits / Services	Capitation	Non- Capitated

MENTAL HEALTH	***	***
*Inpatient Facility Component	***	***
*Inpatient Professional Component	***	***
*Outpatient Professional Component	***	***

NUTRITIONIST / DIETITIAN	***	***

OBSTETRICAL SERVICES	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Diagnostic Services	***	***

OFFICE VISIT SUPPLIES, SPLINTS, CASTS, BANDAGES, DRESSINGS etc.	***	***

ORGAN TRANSPLANTS (non-experimental)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

* OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***
Primary Care Physicians	***	***
Specialty Physicians	***	***

OUTPATIENT CLINIC OR NON-HOSPITAL FACILITY COMPONENT FOR DIAGNOSTIC SERVICES & TREATMENTS	***	***
These services include, but are not limited to the following:	***	***
Angiograms	***	***
CAT Scan	***	***
2-D Echo	***	***
EEG	***	***
EKG (aka: ECG)c	***	***
EMG	***	***
Holter Monitor	***	***
MRI	***	***
Treadmill	***	***
Ultrasound	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibility have been deleted.

A(1)-6

List of Benefits / Services	Capitation	Non- Capitated

OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***
Professional Component for:	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
General Surgery	***	***
Neonatology	***	***
Nephrology	***	***
Neurology	***	***
Obstetrics / Gynecology	***	***
Orthopedic	***	***
Pathology	***	***
Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiation Oncology	***	***
Radiology	***	***
Urology	***	***

OUTPATIENT SURGERY	***	***
Facility Component	***	***
Professional Component for:	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
Neonatology	***	***
Neurology	***	***
Nephrology	***	***
Orthopedics	***	***
Pathology	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibility have been deleted.

A(1)-7

List of Benefits / Services	Capitation	Non- Capitated

Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiation Oncology	***	***
Radiology	***	***
Urology	***	***

PEDIATRIC SERVICES (newborn)	***	***

PHYSICAL THERAPY	***	***
Inpatient Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Inpatient / Outpatient Professional Component	***	***

PHYSICIAN VISITS	***	***
To Hospital	***	***
To Skilled Nursing Facility	***	***
To Patient Home	***	***

PHYSICIAN OFFICE VISITS	***	***
Consultations	***	***
Specialty Visits	***	***

PODIATRY SERVICES	***	***

PREADMISSION TESTING	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Inpatient / Outpatient Professional Component	***	***
	***	***
PRE-EXISTING PREGNANCY
Inpatient Facility Component	***	***
Professional Component	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibility have been deleted.

A(1)-8

List of Benefits / Services	Capitation	Non- Capitated

PREGNANCY SERVICES	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

PROSTHETIC DEVICES	***	***

RADIATION THERAPY	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic Facility Component	***	***
Professional Component	***	***

RADIOLOGY SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***
	***	***
RECONSTRUCTIVE SURGERY	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

REFRACTIONS	***	***

REHABILITATION SERVICES (Physical Therapy, Occupational Therapy, Speech Therapy, Cardiac Therapy)	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Outpatient Professional Component	***	***

ROUTINE PHYSICAL EXAMINATIONS	***	***

SKILLED NURSING FACILITY (SNF)	***	***

SPECIALIST CONSULTATIONS	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibility have been deleted.

A(1)-9

List of Benefits / Services	Capitation	Non- Capitated

SURGICAL SUPPLIES	***	***
Inpatient Facility Component	***	***
Outpatient Facility Component	***	***

TEMPORO-MANDIBULAR JOINT SYNDROME (TMJ)	***	***
Dental Treatment	***	***
Professional Component (for the diagnosis and medically necessary correction)	***	***
Inpatient Facility Component	***	***

TRANSFUSIONS	***	***
From Blood Bank	***	***
Autologous Blood Donations	***	***

URGENT CARE: In-Area	***	***
Facility Component	***	***
Professional Component	***	***

URGENT CARE: Out-of-Area	***	***
Facility Component	***	***
Professional Component	***	***

VISION SCREENING	***	***

VISION CARE	***	***
Medically Necessary Care	***	***
Refraction	***	***
Lenses / Frames (covered by optional rider)	***	***
Contact lenses (fitting only)	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibility have been deleted.

A(1)-10